UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2004

Aviall, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-12380	65-0433083
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2750 Regent Boulevard DFW Airport, Texas	75261
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (972) 586-1000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On September 27, 2004, Aviall, Inc. (the “Company”) appointed Wells Fargo Bank, N.A. (“Wells Fargo”) as the transfer agent and registrar of shares of its common stock, par value $.01 per share (“Common Stock”). The appointment of Wells Fargo replaces the Company’s prior transfer agent, EquiServe Trust Company, N.A., whose services have been terminated by the Company.

In connection with the appointment of Wells Fargo, the Company has prepared a new form of certificate for its Common Stock, a copy of which is incorporated by reference into this report.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits.

Exhibit No.	Description
4.1	Form of Common Stock Certificate of Aviall, Inc. (included as Exhibit 4.1 to Amendment No. 7 to the Company’s Form 10 Registration Statement (Commission File 1-12380) filed with the Securities and Exchange Commission on October 4, 2004, and incorporated herein by reference).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AVIALL, INC.

By:	/s/ Jeffrey J. Murphy
Name:	Jeffrey J. Murphy
Title:	Senior Vice President, Law and Human Resources, Secretary and General Counsel

Date: October 4, 2004

EXHIBIT INDEX

Exhibit No.	Description
4.1	Form of Common Stock Certificate of Aviall, Inc. (included as Exhibit 4.1 to Amendment No. 7 to the Company’s Form 10 Registration Statement (Commission File 1-12380) filed with the Securities and Exchange Commission on October 4, 2004, and incorporated herein by reference).